Exhibit 99.1

FOR IMMEDIATE RELEASE

ZOOZ POWER LTD. TO BECOME PUBLICLY TRADED ON NASDAQ THROUGH PROPOSED BUSINESS COMBINATION WITH KEYARCH ACQUISITION CORPORATION

TEL AVIV, Israel and NEW YORK, New York, July 31, 2023 (GLOBE NEWSWIRE) -- ZOOZ Power Ltd. (“ZOOZ”) (TASE: “ZOOZ”), a leading provider of flywheel-based power boosting solutions for the EV charging infrastructure market, and Keyarch Acquisition Corporation (“Keyarch”) (NASDAQ: “KYCHU” units, “KYCH” Class A ordinary shares, “KYCHW” warrants and “KYCHR” rights), a special purpose acquisition company, today announced that they have entered into a business combination agreement (the “Business Combination Agreement”) and certain ancillary agreements related thereto. Following the closing of the transaction, ZOOZ is expected to be publicly listed on Nasdaq under the symbol “ZOOZ”, and will remain listed on the Tel Aviv Stock Exchange (“TASE”). After the closing, the merged company will continue to be called ZOOZ Power Ltd. The closing is expected to occur in the fourth quarter of 2023 and is subject to applicable closing conditions, including receipt of ZOOZ and Keyarch shareholder and regulatory approvals and a minimum of $10 million net cash at closing, along with other customary conditions.

●	Transaction values ZOOZ immediately prior to the closing at an agreed equity value of up to $100 million, which reflects $60 million at closing and up to $40 million of additional contingent consideration through issuance of Earnout Shares (as defined below) following the closing upon ZOOZ’s achievement of the applicable earnout milestones as set forth in the Business Combination Agreement.

●	The transaction is expected to provide a minimum of $10 million in net proceeds from cash held in Keyarch’s trust account and/or other sources.

●	ZOOZ is focused on the development, manufacturing and marketing of innovative Power Boosters aimed to support ultra-fast charging of electrical vehicles (EV).

●	ZOOZ pioneered an innovative flywheel-based power storage technology, allowing sustainable, long-lasting, reliable and cost-effective charging infrastructure, while avoiding performance degradation, recurring costs, sustainability issues and safety challenges associated with competing Li-Ion battery-based solutions.

●	ZOOZ (formerly known as Chakratec Ltd) was established in 2013 and is focused on the development and maturing of its innovative kinetic (flywheel-based) energy storage technology. With the rapid adoption of EVs, it became apparent that grid limitations are becoming a significant obstacle to deploying vast public fast-charging infrastructure. ZOOZ’s flywheel technology was adapted to the unique challenges of this rapidly evolving market, and with the purpose of being the core building block of its kinetic Power Booster aimed to enable ultra-fast charging of EVs anywhere, despite the power-limitations of the electrical grid.

●	ZOOZ launched its first-generation kinetic Power Booster in 2018 and deployed it in several sites in the EU.

●	As the EV charging market is rapidly evolving and growing, ZOOZ has recently introduced its second generation innovative ZOOZTER™-100 Power Booster and is working with its customers and partners in Israel, the EU and the US to fulfill its vision to accelerate a scalable roll-out of ultra-fast charging infrastructure, while overcoming limitations of existing grid limitations and allowing reliable and efficient operation with minimal total cost of ownership, over more than 15 years.

●	ZOOZ is based in Israel, is led by a highly-experienced management team and enjoys a highly-talented employee team, empowered by Israel’s strong start-up innovative culture.

“This transaction is an important phase for ZOOZ and comes at a perfect time. As we further develop our world-wide installed base and with the initiation of our US presence, we believe expanding from being traded on the TASE to being traded on Nasdaq as well, will provide us with enhanced geographic exposure and simpler access to working capital,” stated Avi Cohen, Chairman of ZOOZ. “We are excited about the partnership with Keyarch and we look forward to working together with their experienced executives,” he added.

Fang Zheng, Chairman of Keyarch, stated, "We believe that ZOOZ has leading technology that enables ultra-fast EV charging anywhere. Its environment-friendly, inherently safe, and lifetime cost effective power booster enjoys multiple advantages over alternative solutions. We are very excited at the opportunity to work with ZOOZ and grow the company into a significant player in accelerating EV revolution, where ultra-fast charging is a must and the existing grid has been a bottleneck.”

Boaz Weizer, CEO of ZOOZ, stated, “These are exciting times for ZOOZ, as we move forward with the introduction and deployment of our new innovative product – the ZOOZTER™-100 Power Booster – and doing so in perfect timing, aligned with significant acceleration and growth of the EV ultra-fast charging infrastructure market. In view of these developments, we believe it is the right time for us to join forces with Keyarch and list on Nasdaq. We see that as a significant milestone in ZOOZ’s journey to become a leading company in this rapidly evolving and exciting market of EV charging infrastructure.”

Transaction Details

•	A newly formed wholly owned subsidiary of ZOOZ will merge with Keyarch, with Keyarch being the surviving entity and a wholly-owned subsidiary of ZOOZ, and with Keyarch shareholders and holders of Keyarch warrants receiving equivalent shares and warrants of ZOOZ as the successor company (ZOOZ, as the post-closing combined company, is referred to as the “Company”).

•	The transaction values ZOOZ immediately prior to the closing at an agreed equity value of up to $100 million, which reflects $60 million at closing and up to $40 million of additional contingent consideration through issuance of Earnout Shares following the closing upon ZOOZ’s achievement of the applicable earnout milestones as set forth in the Business Combination Agreement, such that following the closing, ZOOZ shareholders may receive up to 4,000,000 Earnout Shares (as described below) as additional consideration. Existing ZOOZ shareholders will receive no cash consideration, and will retain all of their current equity interests (after giving effect to a pre-closing recapitalization). It is estimated that, immediately following the closing of the proposed transaction, existing ZOOZ shareholders will own between 40% to 50% of the Company’s issued share capital on an as-issued basis (estimated range is subject to various parameters, such as redemption by Keyarch’s public shareholders and possible PIPE or other financing transactions and not including, for the avoidance of doubt, shares issuable upon exercise of Keyarch warrants).

•	In addition, ZOOZ shareholders will be issued rights (the “Earnout Rights”) convertible into up to 4,000,000 ordinary shares of ZOOZ (the “Earnout Shares”) as additional contingent consideration, subject to the Company achieving certain earnout milestones based on gross revenues or share price, as more particularly set forth in the Business Combination Agreement. The earnout rights, the conversion thereof and the issuance of the earnout shares will be subject to tax pursuant to applicable law.

•	As a condition to closing, the transaction is expected to deliver to ZOOZ a minimum of $10 million of net proceeds from cash held in Keyarch’s trust account and other sources. Such proceeds will be used by ZOOZ for working capital and general corporate purposes.

•	The board of directors of each of ZOOZ and Keyarch have unanimously approved the transaction. The transaction will require the approval of the shareholders of each of ZOOZ and Keyarch, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, the effectiveness of an Israeli shelf offering report (which will cover the issuance of the Earnout Rights) to be filed with the Israel Securities Authority, and the satisfaction of other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the fourth quarter of 2023.

•	Following the completion of the acquisition, the Company is expected to retain its experienced management team, with Boaz Weizer as CEO and Ruth Smadja as CFO.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which will be filed by Keyarch with the SEC as an exhibit to a Current Report on Form 8-K.

Advisors

Ellenoff Grossman & Schole LLP is serving as U.S. legal advisor to Keyarch.

Shibolet & Co. is serving as Israeli legal advisor to ZOOZ.

Goldfarb Gross Seligman & Co. is serving as Israeli legal advisor to Keyarch.

Lowenstein Sandler LLP is serving as U.S. legal advisor to ZOOZ.

About ZOOZ Power Ltd.

ZOOZ is a leading provider of Flywheel-based Power Boosting solutions enabling ultra-green, ultra-fast electric vehicle charging anywhere.

ZOOZ is committed to eliminating range anxiety and helping to accelerate the mass adoption of electric vehicles around the world. ZOOZ’s goal is to enable the vast roll-out of cost-effective ultra-fast charging infrastructure while sustainably overcoming existing grid limitations.

ZOOZ pioneers its unique flywheel-based power boosting technology, enabling unlimited high-power charge and discharge cycles with a lifespan of more than 15 years, thus providing minimal total cost of ownership for ultra-fast EV charging infrastructure. As ZOOZ’s product is based on kinetic energy storage in flywheels, it is neither toxic nor based on rare earth materials, making it intrinsically sustainable.

ZOOZ’s sustainable, power-boosting solutions are built with longevity and the environment in mind, helping its customers and partners create the world's most sustainable, reliable, long-lasting, and cost-effective fast-charging solutions.

About Keyarch Acquisition Corporation

Keyarch Acquisition Corporation is a blank check company formed by Keyarch Global Sponsor Limited for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The company intends to focus its search for a target on disruptive technology and innovative services companies in developed economies, such as the U.S. and Israel or Southeast Asia, but may pursue a target in any stage of its corporate evolution or in any industry, sector or geographic location (except China (including Hong Kong and Macao)).

Important Information and Where to Find It

ZOOZ intends to file with the SEC a Registration Statement on Form F-4, which will include a proxy statement of Keyarch that constitutes a prospectus for ZOOZ securities and a proxy statement for Keyarch’s shareholders (the “Registration Statement”). The Registration Statement has not been filed with or declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, Keyarch will mail the definitive proxy statement and a proxy card to its shareholders. Investors and securityholders of Keyarch and other interested persons are advised to read, when available, the preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with Keyarch’s solicitation of proxies for the extraordinary general meeting to be held to approve the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) and other documents filed in connection with the proposed Transactions because these documents will contain important information about ZOOZ, Keyarch, the Company, the Business Combination Agreement and the Transactions. The definitive proxy statement will be mailed to shareholders of Keyarch as of a record date to be established in the future for voting on the Business Combination Agreement and the Transactions. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Keyarch with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to Keyarch at: 275 Madison Avenue, 39th Floor, New York, New York 10016. This press release does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions. This press release is not a substitute for any registration statement or for any other document that ZOOZ or Keyarch may file with the SEC in connection with the proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE ISRAELI SECURITIES AUTHORITY (ISA), OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ZOOZ, Keyarch, and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the holders of Keyarch securities in respect of the proposed Transactions. Information regarding Keyarch's directors and executive officers and their ownership of Keyarch's securities is set forth in Keyarch's filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer

This communication shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains, and certain oral statements made by representatives of Keyarch and ZOOZ and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Keyarch’s and ZOOZ’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Keyarch’s and ZOOZ’s expectations with respect to future performance and anticipated financial impacts of the Transactions, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Keyarch or ZOOZ and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory or other approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company following the Transactions (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) the ability of Keyarch prior to the Transactions, and the Company following the Transactions, to maintain or list, as applicable, the Company’s shares on Nasdaq and TASE, including the ability to meet stock exchange listing standards following the consummation of the proposed Transactions; (iv) costs related to the Transactions; (v) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Keyarch and ZOOZ, and the satisfaction of the minimum cash requirement of the Business Combination Agreement following any redemptions by Keyarch’s public shareholders; (vi) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (vii) the outcome of any legal proceedings that may be instituted against Keyarch or ZOOZ related to the Transactions; (viii) the attraction and retention of qualified directors, officers, employees and key personnel of Keyarch and ZOOZ prior to the Transactions, and the Company following the Transactions (ix) the ability of Zooz prior to the Transactions, and the Company following the Transactions to maintain relationships with its suppliers and customers and the effect of the Transactions on its operating results and businesses in general; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance ZOOZ’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes to ZOOZ’s or the Company’s industry; (xiii) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual revenues; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage its marketing relationships and realize projected revenues from customers; (xix) the Company’s ability to meet its product and/or service sales targets; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Keyarch or ZOOZ; (xxii) the disruption of ZOOZ’s management’s time from ongoing business operations due to the announcement and consummation of the proposed Transactions; (xxiii) announcements relating to the transaction having an adverse effect on the market price of Keyarch’s securities and/or Zooz’s securities; (xxiv) risks associated with ZOOZ being an Israeli company located in Israel and the effect of any judicial reforms, security and terrorist activity in or affecting Israel; (xxv) the lack of a third party valuation in determining whether or not to pursue the proposed Transactions; (xxvi) limited liquidity and trading of Keyarch’s and/or ZOOZ’s securities; (xxvii)  inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for ZOOZ and/or Keyarch; and (xxviii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC, the TASE or the ISA by Keyarch or ZOOZ. Keyarch or ZOOZ caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. Keyarch and ZOOZ undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made whether as a result of new information, future events or otherwise, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Keyarch and, as applicable, ZOOZ. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and neither Keyarch nor ZOOZ undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Contacts

ZOOZ Power Ltd.

Boaz Weizer

+972-86805566

marketing@zoozpower.com

Keyarch Acquisition Corporation

Jing Lu

jlu@keywisecapital.com

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